Cloudflare Appoints Three New Board Members

Stacey Cunningham, former President of the New York Stock Exchange, John Graham-Cumming, former Cloudflare CTO, and Dr. Karim Lakhani, Harvard Business School Professor, Join Cloudflare Board

San Francisco, CA, March 27, 2025 – Cloudflare, Inc. (NYSE: NET), the leading connectivity cloud company, today announced three new appointments to its board of directors — Stacey Cunningham, the former President of the New York Stock Exchange, John Graham-Cumming, the former CTO at Cloudflare, and Dr. Karim Lakhani, Professor of Business Administration at Harvard Business School.

“I am delighted to welcome Stacey, John, and Karim to our board of directors,” said Matthew Prince, co-founder, CEO, and co-chair of the board of directors at Cloudflare. “Stacey brings a wealth of financial and operational acumen; John brings deep technical knowledge and intimately knows our business; and Karim is one of the world’s leading authorities on AI-driven business transformation. I look forward to working closely with them, and the entire board, as we continue on our mission to help build a better Internet.”

Cunningham currently serves as operating partner at Advent International, sits on the New York Stock Exchange Board of Directors, and is an advisor for private companies and Georgetown University's Psaros Center for Financial Markets and Policy. Cunningham previously served as President of the NYSE Group, the first woman to lead the exchange group.

“Cloudflare is at a pivotal time in its history and I’m enthusiastic about the opportunities ahead,” said Cunningham.

Graham-Cumming’s tenure at Cloudflare spanned more than 13 years, most recently as Chief Technology Officer. He is a long-time advocate of open-source software; the original writer of POPFile, an open-source, cross-platform, machine learning email spam filtering program; the author of two books; and co-founder of Electric Cloud, a provider of DevOps release automation tools. Graham-Cumming has been at the forefront of machine learning technology long before it evolved into what we now recognize as AI. His deep technical expertise paired with his understanding of Cloudflare’s business, industry, and customer needs, will remain invaluable. Originally from the United Kingdom and now residing in Portugal, Graham-Cumming holds UK and French citizenship. He earned a B.A. and M.A. in Mathematics and Computation, followed by a D.Phil. in formal methods for secure computer systems from the University of Oxford.

“I joined Cloudflare when the company had 25 employees, and, with the team, I’ve helped build the underlying technology that enables us to power roughly 20 percent of the web today. As the world now relies on an always-on Internet, the opportunity ahead of us is massive. I’m honoured to continue supporting Cloudflare, in this new capacity, for its next stage of growth,” said Graham-Cumming.

Dr. Lakhani is the Dorothy & Michael Hintze Professor of Business Administration at Harvard Business School (HBS), the co-founder and founding Chair of the Digital Data Design Institute at Harvard, and the founder and one of the principal investigators of the Laboratory for Innovation Science at Harvard. His deep experience in AI, innovation, and open-source collaboration brings a distinctive and valuable perspective to Cloudflare's governance as the company continues to shape the future of Internet security and performance. Lakhani is the co-author of the best-selling, award-winning book "Competing in the Age of AI" (2020, HBR Press) and is a trusted advisor on AI transformation to the C-Suite of several Fortune 500 companies. At Harvard Business School, he has designed and delivered pioneering executive education programs that have empowered thousands of leaders to develop AI strategies that drive competitive advantage.

“I’m eager to partner with the Cloudflare board to continue to drive impact through innovation and help build a better Internet,” said Dr. Lakhani.

As these new leaders join Cloudflare’s board, Maria Eitel has stepped down from the board of directors after 7 years of dedicated service. Eitel had been a member of Cloudflare's board of directors since 2018, ahead of the company’s initial public offering in September 2019. During her board tenure, Eitel played a key role in Cloudflare’s development as a public company, including serving as the first chair of the compensation committee. In her most recent role, as the chair of the nominating and corporate governance committee, she led the board's efforts to identify this next cohort of directors, helping the company manage its next stage of growth as the leading connectivity cloud company.

“It has been an honor to serve on Cloudflare’s board with my fellow directors, and to support the company’s growth during some of its greatest milestones to date. I’m proud of what we’ve accomplished, and will continue to celebrate the team’s success as they navigate the enormous potential of Cloudflare to help shape the future of the Internet," said Eitel.

“We are grateful to Maria for her leadership and guidance over the last seven years. She brought a wealth of knowledge to our board and she played a key role at a very important period in our history as we transitioned from private company, to public company, and beyond. I’m thankful for all that she has contributed to Cloudflare,” said Matthew Prince, co-founder, CEO, and co-chair of the board of directors.

About Cloudflare

Cloudflare, Inc. (NYSE: NET) is the leading connectivity cloud company on a mission to help build a better Internet. It empowers organizations to make their employees, applications and networks faster and more secure everywhere, while reducing complexity and cost. Cloudflare’s connectivity cloud delivers the most full-featured, unified platform of cloud-native products and developer tools, so any organization can gain the control they need to work, develop, and accelerate their business.

Powered by one of the world’s largest and most interconnected networks, Cloudflare blocks billions of threats online for its customers every day. It is trusted by millions of organizations – from the largest brands to entrepreneurs and small businesses to nonprofits, humanitarian groups, and governments across the globe.

Learn more about Cloudflare’s connectivity cloud at cloudflare.com/connectivity-cloud. Learn more about the latest Internet trends and insights at https://radar.cloudflare.com.

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Daniella Vallurupalli
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Source: Cloudflare, Inc.